EXHIBIT 99.2

Fourth Quarter Earnings February 20, 2020

Safe Harbor

The Securities and Exchange Commission ("SEC") encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. Certain statements in this communication are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include a number of factors related to our business, including economic and financial market conditions generally and economic conditions in our service areas; various risks to the price and volatility of our common stock; changes in the valuation of pension plan assets; the substantial amount of debt and our ability to repay or refinance it or incur additional debt in the future; our need for a significant amount of cash to service and repay the debt restrictions contained in our debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with our possible pursuit of acquisitions; system failures; cyber-attacks, information or security breaches or technology failure of ours or of a third party; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; new or changing tax laws or regulations; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of our network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations; and risks associated with discontinuing paying dividends on our common stock. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in our filings with the SEC, including our reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words "believe," "expect," "anticipate," "estimate," "project," "intend," "plan," "should," "may," "will," "would," "will be," "will continue" or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Consolidated Communications Holdings, Inc. and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

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3 Non - GAAP Measures This presentation includes certain non - GAAP historical and forward - looking financial measures, including but not limited to “ EBITDA,” “adjusted EBITDA,” “total net debt to last twelve month adjusted EBITDA ratio ,” and “ free cash flow.” In addition to providing key metrics for management to evaluate the Company’s performance, we believes these measurements assist investors in their understanding of operating performance and in identifying historical and prospective trends. A reconciliation of the differences between these non - GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP are available on the Company’s website at https:// ir.consolidated.com . Non - GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non - GAAP measures i n addition to, and not in substitution for, measures prepared in accordance with GAAP. Consolidated may present or calculate i ts non - GAAP measures differently from other companies. Consolidated has filed a Form 8 - K reporting the quarterly results for the fourth quarter of 2019. The 8 - K must be read in conju nction with this presentation and contains additional important details on the quarterly results. .

4 Consolidated Strategic Imperatives Execute on Disciplined Capital Allocation Plan • Pay down debt to achieve 2020 YE leverage target of <4x net debt to Adjusted EBITDA; refinance no later than mid - 2021 • Utilize substantially all free cash flow to delever and strengthen the balance sheet Leverage Fiber Assets Across Three Customer Groups • Top 10 fiber provider in the U.S.; 23 states; 37,500 + fiber route miles • Consumer, Commercial and Carrier growth opportunities • Competitive , next - generation products and services Stabilize EBITDA, Grow Free Cash Flow • Produce stable earnings and cash flow; disciplined investments with the highest return • Strong cash flow from wireless partnerships generated ~$36M distributions in 2019 Strategic Asset Portfolio Review • Continue to evaluate assets for investment or monetization and to ensure all assets have a long - term, strategic fit

5 Fourth Quarter and FY 2019 Highlights Stable Revenue and Adjusted EBITDA Results • Revenue totaled $331M in Q4; $1.34B in FY 2019 • Net cash from operating activities was $90.5M in Q4; $339.1M in FY 2019 • Adjusted EBITDA was $130.9M in Q4; $523.5M in FY 2019 • Cost management; operating expenses declined $24.6M or 10.4% Leveraging Fiber Assets Across Three Customer Groups for Strategic Growth • Data & Transport revenue grew 2% in Q4; 1.7% in FY 2019 • Broadband revenue grew 1.4% in Q4; 1.6% in FY 2019 • Fiber lit buildings increased 18% and 600 fiber - route miles added • Fiber connections to wireless carriers under contract up 4.5% YOY • VoIP revenue increased 14.3% in Q4; 14.5% in FY 2019 Clear Progress on Capital Allocation Plan • Retired over $27M in senior unsecured notes at par value in Q4; $55M since announcing c apital allocation plan in April 2019 • Lowered net debt ratio to 4.33x Q4 - 19 as compared to Q4 - 18; FY 2019 as compared to FY 2018

6 Fourth Quarter and FY 2019 Results • Improved revenue trends in Q4 driven by broadband and data/transport growth; higher voice retention • Adjusted EBITDA margins improved as a result of improved cost structure, technology and process improvements Key Financial Metrics | $ in millions • Cost management resulted in 10.4% or $24.6M reduction in operating expenses • Wireless cash distributions totaled $7.0M in Q4; $35.8M in FY 2019 Q4 - 19 Y/Y FY 2019 Y/Y Total Revenue $331.0 (4.0%) $1,336.5 (4.5%) Adjusted EBITDA $130.9 (1.1%) $523.5 (2.6%) Adjusted EBITDA margin 39.5% 1.1% 39.2% 0.8%

7 Commercial and Carrier Revenue Data and Transport Revenue $ in millions • Data and Transport Revenue +2% in Q4; +1.7% in 2019 • On - net buildings +18% in 2019 • Tower wireless connections +4.5% in 2019; total 3,873 • Added Gateways and Security Enhancements to SD - WAN Offering • Agent channel sales grew 19% in 2019 • New Channel One Partner Program to launch in March • Strong wireless site capacity upgrades • Expanding wallet share with existing customer base while targeting new logos • Consultative , solutions - based, on - net sales strategy Q4 - 19 and 2019 Highlights Commercial and Carrier Strategy & Opportunities Commercial and Carrier Revenue Q4 - 19 Y/Y FY 2019 Y/Y $148.9 (3.2%) $596.5 (2.0%) Q4 - 19 Y/Y FY 2019 Y/Y $89.9 2.0% $355.3 1.7%

8 Consumer Revenue • Consumer broadband revenue +1.4% in Q4; +1.6% in 2019 • Consumer ARPU +1.1% in Q4 +4.4% YOY • Voice revenue decline improved from 12.2% in Q4 - 18 to 6.5% in Q4 - 19 • Stable installation intervals and improved service experience • CCiTV driving speed upgrades and broadband adds • Lead with broadband, upgrade to faster speeds: 750k homes passed upgraded in past two years • Increase consumer ARPU; reduce churn • Leverage public - private partnerships to expand broadband services economically • CCiTV expansion to new markets in 2020 Broadband Revenue Q4 - 19 and 2019 Highlights $69.47 $70.70 $70.44 $70.17 $70.86 $72.70 $73.52 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Consumer Strategy and Opportunities $ in millions Consumer ARPU Q4 - 19 Y/Y 2019 Y/Y $64.5 1.4% $257.1 1.6%

9 Capital Allocation Plan Focused on Deleveraging First • Target substantially all 2020 free cash flow of $145M - $155M to debt reduction • Continue to prioritize opportunistic open market purchases of bonds due 2022 • Target <4x net debt to adjusted EBITDA by 2020 YE Disciplined Capital I nvestments • $195M - $205M capex guidance for 2020 • 60% success - based; 40% maintenance Evaluation of Assets • Review assets for investment or monetization to ensure all assets have a long - term, strategic fit • Senior t erm loan $1,779M; 3% plus LIBOR • Senior unsecured notes $443M; 6.5% • Revolver capacity: $110M: 3% plus 1% LIBOR floor • Refinance no later than mid - 2021 $110 $ 443 $ 1,779 2019 2020 2021 2022 2023 Debt Maturity Profile Revolver Senior Notes Term Loan $ in millions

10 Capital Investments Driving Highest Returns Investing in Projects with Highest Returns 2019 included $ 15.7M in non - recurring restoration costs for Hurricane Michael (FL) and integration projects 2020 capex guidance range is $195M to $205M • Capital expenditures support carrier, commercial and broadband success - based, fiber projects • Upgraded 750,000+ passings in last two years; representing 34% of consumer passings • Added 600 fiber - route miles and 1,800 fiber - connected buildings in 2019 • Consistently investing 15 - 17% of revenue back into the business Q4 - 19 Actual FY 2019 Success - Based: $37 $ 158 Commercial / Carrier $ 13 $49 Consumer $24 $109 Other $ 11 $74 Total $48 $232 $ in millions

11 Free Cash Flow (1) Includes acquisition and non - recurring related costs, and certain miscellaneous items (2) 2019 Free Cash Flow of $121.6 million excludes $55.4 million in dividend payments made prior to the change in capital allocat ion policy announced in April. Q4 - 19 FY 2019 Adjusted EBITDA $ 130.9 $ 523.5 Interest Payments (40.7) (133.2) Pension and OPEB Payments (8.0) (36.0) Restructuring, Severance and Other (1) (11.8) (25.6) Income Tax Payments, net of refunds 9.0 8.4 Working Capital and Other 11.1 2.0 Cash provided by Operating Activities $90.5 $ 339.1 Capital expenditures (47.9) (232.2) Proceeds from sale of assets 0.4 14.7 Free Cash Flow (2) $43.0 $ 121.6 $ in millions

12 2020 Outlook Adjusted EBITDA • Stable EBITDA; managing legacy revenue declines; driving growth in broadband, data and transport revenue • Continued cost management and process improvements Capital Expenditures • Target 60% success - based; 40% maintenance • 2019 capex included $ 15.7M in non - recurring costs for hurricane restoration and integration projects Cash Interest Expense • Weighted average cost of debt is 5.6% • Targeting $145M - $155M in debt reduction in 2020 • Continue to pursue opportunistic open - market purchases of senior, unsecured notes Cash Income Taxes • Net operating loss carry - forward • Not a full cash taxpayer until 2024 $520M - $525M 2019: $523.5M Guidance provided on Feb. 20, 2020 with Q4 and FY 2019 earning report. For definitions of non - GAAP measures, see Consolidated’s Investor Relations website. $195M - $205M 2019: $232.2M $125M - $130M 2019: $133.2M $1M - $3M 2019: $2.4M Free Cash Flow • 2019 FCF

excluded $ 55.4M of dividend payments made prior to the Company’s change in capital allocation policy announced in April $145M - $155M 2019: $121.6M